                                             Exhibit 10(e)(ii)

            AMENDMENT NO. 6 DATED AS OF APRIL 13, 1995
                                TO
                LOAN AGREEMENT DATED JULY 19, 1978
                             BETWEEN
                 NEW ENGLAND ENERGY INCORPORATED
                               AND
                   NEW ENGLAND ELECTRIC SYSTEM

   New England Energy Incorporated ("NEEI") and New England Electric System ("NEES") hereby agree to amend the Loan Agreement dated July 19, 1978, between NEEI and NEES, as amended by Amendment No. 1 dated as of July 26, 1979, Amendment No. 2 dated as of August 26, 1981, Amendment No. 3 dated as of March 26, 1985, Amendment No. 4 dated as of April 28, 1989, and Amendment No. 5 dated as of June 1, 1990 (said Loan Agreement as so amended being the "Loan Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), as hereinafter set forth.

   1.     Paragraph 1 is amended to read in full as follows:

   "1.  Effective Date.  This Loan Agreement shall be effective as of
November 1, 1974 and shall expire on a date (the "Expiration Date") which is
the later of (a) April    , 2002, and (b) the date upon which (i) all
promissory notes of NEEI issued pursuant to the Credit Agreement dated as of April 13, 1995 (the "Credit Agreement") among NEEI, the banks named therein (the "Banks") and Credit Suisse, as agent (the "Agent"), and all other amounts due and owing under the Credit Agreement, shall have been paid in full and
(ii) none of the Banks shall have any commitment to lend under the Credit Agreement. The terms hereof shall govern (i) retroactively, all loans made by NEES or NEEI pursuant to this Loan Agreement during the period from November 1, 1974 to the date of execution of Amendment No. 6 to this Loan Agreement, such loans being listed on Exhibit 1 of Amendment No. 6 to this Loan Agreement and referred to hereinafter as 'Prior Loans'; and (ii) loans by NEES to NEEI from and after the date of execution of Amendment No. 6 to this Loan Agreement referred to hereinafter as 'Subsequent Loans'."

   2.     Paragraph 2 is amended to read as follows:

   "2. Subordinated Promissory Notes. All loans under this Loan Agreement shall be evidenced by Subordinated Promissory Notes in the forms attached hereto as Exhibit 2. NEEI has executed a Subordinated Promissory Note for each of the Prior Loans. Such Prior Loans shall in all respects be governed by the terms of this Loan Agreement and said Subordinated Promissory Notes, as amended by Amendment Nos. 1, 2, 3, 4, 5, and 6 hereto."

   3. Exhibits 1 and 3 are deleted and replaced by Exhibits 1 and 3 hereto, respectively.

   Upon the execution and delivery of this Amendment No. 6 by NEEI and NEES, NEES shall be obligated to endorse on each Subordinated Promissory Note from time to time held by it the following legend: "Pursuant to Amendments dated as of July 26, 1979, August 26, 1981, March 26, 1985, April 28, 1989, June 1,
1990 and April 13, 1995, the Loan Agreement referred to in this Note was amended to, among other things, (i) clarify the nature, and extend the duration, of the maker's right to borrow under the Loan Agreement and (ii) alter the terms of subordination applicable to this Note", or a legend of similar effect.

   Except as specifically amended above, the Loan Agreement and the Subordinated Promissory Notes shall remain in full force and effect and are hereby ratified and confirmed.

   The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

   IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6 to the Loan Agreement dated July 19, 1978, as amended by Amendment No. 1 dated as of July 26, 1979, Amendment No. 2 dated as of August 26, 1981, Amendment No. 3 dated as of March 26, 1985, Amendment No. 4 dated as of April 28, 1989, and Amendment No. 5 dated as of June 1, 1990 by their respective officers thereunto duly authorized as of the date first above written.

                              NEW ENGLAND ENERGY INCORPORATED

                                  s/John G. Cochrane

                              By
                              Name:   John G. Cochrane
                              Title:  Treasurer


                              NEW ENGLAND ELECTRIC SYSTEM

                                  s/Michael E. Jesanis

                              By
                              Name:  Michael E. Jesanis
                              Title: Treasurer